Exhibit 99.1

INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
jocelyn.kukulka@texascapitalbank.com

MEDIA CONTACT
Julia Monter, 469.399.8425
julia.monter@texascapitalbank.com
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES FOURTH QUARTER AND FULL YEAR 2024 RESULTS
Income in fee areas of focus(1) increased 38% year-over-year
Strong balance sheet growth with total deposits increasing 13% and total loans growing 10% year-over-year
Book Value and Tangible Book Value(2) per share both increased 8% year-over-year, reaching record levels
Capital ratios continue to be strong, including 11.4% CET1 and 15.4% Total Capital
DALLAS - January 23, 2025 - Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced operating results for the fourth quarter and full year of 2024.
“For the past four years, our team steadily pursued the strategy we laid out in 2021, positioning Texas Capital to serve the best clients in all our markets,” said Rob C. Holmes, President and CEO. “Given full year 2024 financial results, the successful execution of significant strategic milestones and the realization of client adoption trends, the firm has proven that it is poised to deliver in 2025.”

	4th Quarter	3rd Quarter	4th Quarter	Full Year	Full Year
(dollars in thousands except per share data)	2024	2024	2023	2024	2023
OPERATING RESULTS
Net income/(loss)	$71,023	$(61,319)	$20,150	$77,508	$189,141
Net income/(loss) available to common stockholders	$66,711	$(65,632)	$15,838	$60,258	$171,891
Pre-provision net revenue(4)	$111,522	$(69,993)	$44,465	$174,061	$318,595
Diluted earnings/(loss) per common share	$1.43	$(1.41)	$0.33	$1.28	$3.54
Diluted common shares	46,770,961	46,608,742	48,097,517	46,989,204	48,610,206
Return on average assets	0.88%	(0.78)%	0.27%	0.25%	0.64%
Return on average common equity	8.50%	(8.87)%	2.25%	2.04%	6.15%

OPERATING RESULTS, ADJUSTED(3)
Net income/(loss)	$71,023	$78,654	$35,403	$225,595	$204,394
Net income/(loss) available to common stockholders	$66,711	$74,341	$31,091	$208,345	$187,144
Pre-provision net revenue(4)	$111,522	$114,860	$64,351	$369,394	$338,481
Diluted earnings/(loss) per common share	$1.43	$1.59	$0.65	$4.43	$3.85
Diluted common shares	46,770,961	46,608,742	48,097,517	46,989,204	48,610,206
Return on average assets	0.88%	1.00%	0.47%	0.74%	0.69%
Return on average common equity	8.50%	10.04%	4.41%	7.05%	6.70%

BALANCE SHEET
Loans held for investment	$17,234,492	$16,764,512	$16,362,230
Loans held for investment, mortgage finance	5,215,574	5,529,659	3,978,328
Total loans held for investment	22,450,066	22,294,171	20,340,558
Loans held for sale	—	9,022	44,105
Total assets	30,731,883	31,629,299	28,356,266
Non-interest bearing deposits	7,485,428	9,070,804	7,328,276
Total deposits	25,238,599	25,865,255	22,371,839
Stockholders’ equity	3,367,936	3,354,044	3,199,142

(1)    Fee areas of focus include service charges on deposit accounts, wealth management and trust fee income, investment banking and advisory fees and trading income.
(2)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(3)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.
(4)    Net interest income plus non-interest income, less non-interest expense.

FOURTH QUARTER 2024 COMPARED TO THIRD QUARTER 2024
For the fourth quarter of 2024, net income available to common stockholders was $66.7 million, or $1.43 net income per diluted share, compared to net loss available to common stockholders of $65.6 million, or $1.41 net loss per diluted share, for the third quarter of 2024.
Provision for credit losses for the fourth quarter of 2024 was $18.0 million, compared to $10.0 million for the third quarter of 2024. The $18.0 million provision for credit losses recorded in the fourth quarter of 2024 resulted primarily from growth in total loans held for investment (“LHI”) and $12.1 million in net charge-offs.
Net interest income was $229.6 million for the fourth quarter of 2024, compared to $240.1 million for the third quarter of 2024, as a decrease in yields on average earning assets and an increase in average interest bearing deposits were partially offset by an increase in average total LHI and a decrease in funding costs. Net interest margin for the fourth quarter of 2024 was 2.93%, a decrease of 23 basis points from the third quarter of 2024, reflecting the impact of decreases in interest rates during the fourth quarter of 2024. LHI, excluding mortgage finance, yields decreased 44 basis points from the third quarter of 2024 and LHI, mortgage finance, yields decreased 47 basis points from the third quarter of 2024. Total cost of deposits was 2.81% for the fourth quarter of 2024, a 13 basis point decrease from the third quarter of 2024.
Non-interest income for the fourth quarter of 2024 increased $168.8 million compared to the third quarter of 2024 primarily due to the inclusion of a $179.6 million loss on sale of available-for-sale debt securities recognized during the third quarter of 2024, partially offset by decreases in investment banking and advisory fees and other non-interest income.
Non-interest expense for the fourth quarter of 2024 decreased $23.2 million, or 12%, compared to the third quarter of 2024, primarily due to a decrease in salaries and benefits resulting from restructuring expenses recognized in the third quarter of 2024, as well as reductions in headcount and adjustments to compensation accruals.
FOURTH QUARTER 2024 COMPARED TO FOURTH QUARTER 2023
Net income available to common stockholders was $66.7 million, or $1.43 per diluted share, for the fourth quarter of 2024, compared to net income available to common stockholders of $15.8 million, or $0.33 per diluted share, for the fourth quarter of 2023.
The fourth quarter of 2024 included a $18.0 million provision for credit losses, reflecting growth in total LHI and $12.1 million in net charge-offs, compared to a $19.0 million provision for credit losses for the fourth quarter of 2023.
Net interest income increased to $229.6 million for the fourth quarter of 2024, compared to $214.7 million for the fourth quarter of 2023, primarily due to an increase in average total LHI and a decrease in funding costs, partially offset by an increase in average interest bearing liabilities. Net interest margin was unchanged at 2.93% for the fourth quarter of 2024, as compared to the fourth quarter of 2023. LHI, excluding mortgage finance, yields decreased 32 basis points compared to the fourth quarter of 2023 and LHI, mortgage finance yields increased 34 basis points from the fourth quarter of 2023. Total cost of deposits decreased 1 basis point compared to the fourth quarter of 2023.
Non-interest income for the fourth quarter of 2024 increased $22.9 million compared to the fourth quarter of 2023 primarily due to an increase in investment banking and advisory fees.
Non-interest expense for the fourth quarter of 2024 decreased $29.2 million, or 15%, compared to the fourth quarter of 2023, primarily due to decreases in salaries and benefits, primarily from lower headcount, and Federal Deposit Insurance Corporation (“FDIC”) expense. The fourth quarter of 2023 included $19.9 million in FDIC special assessment expense.
CREDIT QUALITY
Net charge-offs of $12.1 million were recorded during the fourth quarter of 2024, compared to net charge-offs of $6.1 million and $13.8 million during the third quarter of 2024 and the fourth quarter of 2023, respectively. Criticized loans totaled $714.0 million at December 31, 2024, compared to $897.7 million at September 30, 2024 and $738.2 million at December 31, 2023. Non-accrual LHI totaled $111.2 million at December 31, 2024, compared to $89.0 million at September 30, 2024 and $81.4 million at December 31, 2023. The ratio of non-accrual LHI to total LHI for the fourth quarter of 2024 was 0.50%, compared to 0.40% for the third quarter of 2024 and 0.40% for the fourth quarter of 2023. The ratio of total allowance for credit losses to total LHI was 1.45% at December 31, 2024, compared to 1.43% and 1.46% at September 30, 2024 and December 31, 2023, respectively.
REGULATORY RATIOS AND CAPITAL
All regulatory ratios continue to be in excess of “well capitalized” requirements as of December 31, 2024. CET1, tier 1 capital, total capital and leverage ratios were 11.4%, 12.8%, 15.4% and 11.3%, respectively, at December 31, 2024, compared to 11.2%, 12.6%, 15.2% and 11.4%, respectively, at September 30, 2024 and 12.6%, 14.2%, 17.1% and 12.2%, respectively, at December 31, 2023. At December 31, 2024, our ratio of tangible common equity to total tangible assets was 10.0%, compared to 9.7% at September 30, 2024 and 10.2% at December 31, 2023.
On January 22, 2025, the Company’s board of directors authorized a new share repurchase program under which the Company may repurchase up to $200.0 million in shares of its outstanding common stock through January 31, 2026. Remaining repurchase authorization under the January 17, 2024 share repurchase program was terminated upon authorization of this new program.

About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, the parent company of Texas Capital Bank d/b/a Texas Capital, is a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the institution is headquartered in Dallas with offices in Austin, Houston, San Antonio, and Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital has established commercial banking, consumer banking, investment banking and wealth management capabilities.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors; increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business and new products and services and potential strategic acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global conflict (including those already reported by the media, as well as others that may arise), or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(dollars in thousands except per share data)
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2024	2024	2024	2024	2023
CONSOLIDATED STATEMENTS OF INCOME
Interest income	$437,571	$452,533	$422,068	$417,378	$417,072
Interest expense	207,964	212,431	205,486	202,369	202,355
Net interest income	229,607	240,102	216,582	215,009	214,717
Provision for credit losses	18,000	10,000	20,000	19,000	19,000
Net interest income after provision for credit losses	211,607	230,102	196,582	196,009	195,717
Non-interest income	54,074	(114,771)	50,424	41,319	31,133
Non-interest expense	172,159	195,324	188,409	202,393	201,385
Income/(loss) before income taxes	93,522	(79,993)	58,597	34,935	25,465
Income tax expense/(benefit)	22,499	(18,674)	16,935	8,793	5,315
Net income/(loss)	71,023	(61,319)	41,662	26,142	20,150
Preferred stock dividends	4,312	4,313	4,312	4,313	4,312
Net income/(loss) available to common stockholders	$66,711	$(65,632)	$37,350	$21,829	$15,838
Diluted earnings/(loss) per common share	$1.43	$(1.41)	$0.80	$0.46	$0.33
Diluted common shares	46,770,961	46,608,742	46,872,498	47,711,192	48,097,517
CONSOLIDATED BALANCE SHEET DATA
Total assets	$30,731,883	$31,629,299	$29,854,994	$29,180,585	$28,356,266
Loans held for investment	17,234,492	16,764,512	16,700,569	16,677,691	16,362,230
Loans held for investment, mortgage finance	5,215,574	5,529,659	5,078,161	4,153,313	3,978,328
Loans held for sale	—	9,022	36,785	37,750	44,105
Interest bearing cash and cash equivalents	3,012,307	3,894,537	2,691,352	3,148,157	3,042,357
Investment securities	4,396,115	4,405,520	4,388,976	4,414,280	4,143,194
Non-interest bearing deposits	7,485,428	9,070,804	7,987,715	8,478,215	7,328,276
Total deposits	25,238,599	25,865,255	23,818,327	23,954,037	22,371,839
Short-term borrowings	885,000	1,035,000	1,675,000	750,000	1,500,000
Long-term debt	660,346	660,172	659,997	859,823	859,147
Stockholders’ equity	3,367,936	3,354,044	3,175,601	3,170,662	3,199,142

End of period shares outstanding	46,233,812	46,207,757	46,188,078	46,986,275	47,237,912
Book value per share	$66.36	$66.09	$62.26	$61.10	$61.37
Tangible book value per share(1)	$66.32	$66.06	$62.23	$61.06	$61.34
SELECTED FINANCIAL RATIOS
Net interest margin	2.93%	3.16%	3.01%	3.03%	2.93%
Return on average assets	0.88%	(0.78)%	0.56%	0.36%	0.27%
Return on average assets, adjusted(4)	0.88%	1.00%	0.57%	0.47%	0.47%
Return on average common equity	8.50%	(8.87)%	5.26%	3.03%	2.25%
Return on average common equity, adjusted(4)	8.50%	10.04%	5.31%	4.11%	4.41%
Efficiency ratio(2)	60.7%	155.8%	70.6%	79.0%	81.9%
Efficiency ratio, adjusted(2)(4)	60.7%	62.3%	70.4%	75.1%	73.8%
Non-interest income to average earning assets	0.69%	(1.52)%	0.71%	0.59%	0.43%
Non-interest income to average earning assets, adjusted(4)	0.69%	0.86%	0.71%	0.59%	0.43%
Non-interest expense to average earning assets	2.21%	2.59%	2.65%	2.89%	2.79%
Non-interest expense to average earning assets, adjusted(4)	2.21%	2.52%	2.65%	2.74%	2.52%
Common equity to total assets	10.0%	9.7%	9.6%	9.8%	10.2%
Tangible common equity to total tangible assets(3)	10.0%	9.7%	9.6%	9.8%	10.2%
Common Equity Tier 1	11.4%	11.2%	11.6%	12.4%	12.6%
Tier 1 capital	12.8%	12.6%	13.1%	13.9%	14.2%
Total capital	15.4%	15.2%	15.7%	16.6%	17.1%
Leverage	11.3%	11.4%	12.2%	12.4%	12.2%
(1)     Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    Non-interest expense divided by the sum of net interest income and non-interest income.
(3)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.
(4)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)
	December 31, 2024	December 31, 2023	% Change
Assets
Cash and due from banks	$176,501	$200,493	(12)%
Interest bearing cash and cash equivalents	3,012,307	3,042,357	(1)%
Available-for-sale debt securities	3,524,686	3,225,892	9%
Held-to-maturity debt securities	796,168	865,477	(8)%
Equity securities	75,261	51,825	45%
Investment securities	4,396,115	4,143,194	6%
Loans held for sale	—	44,105	(100)%
Loans held for investment, mortgage finance	5,215,574	3,978,328	31%
Loans held for investment	17,234,492	16,362,230	5%
Less: Allowance for credit losses on loans	271,709	249,973	9%
Loans held for investment, net	22,178,357	20,090,585	10%
Premises and equipment, net	85,443	32,366	164%
Accrued interest receivable and other assets	881,664	801,670	10%
Goodwill and intangibles, net	1,496	1,496	—%
Total assets	$30,731,883	$28,356,266	8%

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$7,485,428	$7,328,276	2%
Interest bearing deposits	17,753,171	15,043,563	18%
Total deposits	25,238,599	22,371,839	13%
Accrued interest payable	23,680	33,234	(29)%
Other liabilities	556,322	392,904	42%
Short-term borrowings	885,000	1,500,000	(41)%
Long-term debt	660,346	859,147	(23)%
Total liabilities	27,363,947	25,157,124	9%

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares - 10,000,000
Issued shares - 300,000 shares issued at December 31, 2024 and 2023	300,000	300,000	—%
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares - 51,520,315 and 51,142,979 at December 31, 2024 and 2023, respectively	515	511	1%
Additional paid-in capital	1,056,719	1,045,576	1%
Retained earnings	2,495,651	2,435,393	2%
Treasury stock - 5,286,503 and 3,905,067 shares at cost at December 31, 2024 and 2023, respectively	(301,842)	(220,334)	37%
Accumulated other comprehensive loss, net of taxes	(183,107)	(362,004)	(49)%
Total stockholders’ equity	3,367,936	3,199,142	5%
Total liabilities and stockholders’ equity	$30,731,883	$28,356,266	8%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands except per share data)
	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Interest income
Interest and fees on loans	$340,388	$325,210	$1,377,925	$1,300,653
Investment securities	44,102	28,454	148,219	108,294
Interest bearing cash and cash equivalents	53,081	63,408	203,406	220,976
Total interest income	437,571	417,072	1,729,550	1,629,923
Interest expense
Deposits	189,061	170,173	736,196	587,775
Short-term borrowings	10,678	18,069	49,994	70,642
Long-term debt	8,225	14,113	42,060	57,383
Total interest expense	207,964	202,355	828,250	715,800
Net interest income	229,607	214,717	901,300	914,123
Provision for credit losses	18,000	19,000	67,000	72,000
Net interest income after provision for credit losses	211,607	195,717	834,300	842,123
Non-interest income
Service charges on deposit accounts	6,989	5,397	25,546	20,874
Wealth management and trust fee income	4,009	3,302	15,315	13,955
Brokered loan fees	2,519	2,076	8,961	8,918
Investment banking and advisory fees	26,740	6,906	104,965	63,670
Trading income	5,487	3,819	21,635	22,512
Available-for-sale debt securities gains/(losses), net	—	—	(179,581)	489
Other	8,330	9,633	34,205	31,001
Total non-interest income	54,074	31,133	31,046	161,419
Non-interest expense
Salaries and benefits	97,873	107,970	466,578	459,700
Occupancy expense	11,926	9,483	45,266	38,494
Marketing	4,454	5,686	22,349	25,854
Legal and professional	15,180	17,127	53,783	64,924
Communications and technology	24,007	23,607	93,085	81,262
Federal Deposit Insurance Corporation insurance assessment	4,454	25,143	23,351	36,775
Other	14,265	12,369	53,873	49,938
Total non-interest expense	172,159	201,385	758,285	756,947
Income before income taxes	93,522	25,465	107,061	246,595
Income tax expense	22,499	5,315	29,553	57,454
Net income	71,023	20,150	77,508	189,141
Preferred stock dividends	4,312	4,312	17,250	17,250
Net income available to common stockholders	$66,711	$15,838	$60,258	$171,891

Basic earnings per common share	$1.44	$0.33	$1.29	$3.58
Diluted earnings per common share	$1.43	$0.33	$1.28	$3.54

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF CREDIT LOSS EXPERIENCE
(dollars in thousands)
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2024	2024	2024	2024	2023
Allowance for credit losses on loans:
Beginning balance	$273,143	$267,297	$263,962	$249,973	$244,902
Allowance established for acquired purchase credit deterioration loans	—	2,579	—	—	—
Loans charged-off:
Commercial	14,100	6,120	9,997	7,544	8,356
Commercial real estate	2,566	262	2,111	3,325	5,500
Consumer	—	30	—	—	—
Total charge-offs	16,666	6,412	12,108	10,869	13,856
Recoveries:
Commercial	4,562	329	153	105	15
Commercial real estate	18	—	—	—	4
Consumer	15	—	—	—	—
Total recoveries	4,595	329	153	105	19
Net charge-offs	12,071	6,083	11,955	10,764	13,837
Provision for credit losses on loans	10,637	9,350	15,290	24,753	18,908
Ending balance	$271,709	$273,143	$267,297	$263,962	$249,973

Allowance for off-balance sheet credit losses:
Beginning balance	$45,969	$45,319	$40,609	$46,362	$46,270
Provision for off-balance sheet credit losses	7,363	650	4,710	(5,753)	92
Ending balance	$53,332	$45,969	$45,319	$40,609	$46,362

Total allowance for credit losses	$325,041	$319,112	$312,616	$304,571	$296,335
Total provision for credit losses	$18,000	$10,000	$20,000	$19,000	$19,000

Allowance for credit losses on loans to total loans held for investment	1.21%	1.23%	1.23%	1.27%	1.23%
Allowance for credit losses on loans to average total loans held for investment	1.22%	1.24%	1.27%	1.32%	1.24%
Net charge-offs to average total loans held for investment(1)	0.22%	0.11%	0.23%	0.22%	0.27%
Net charge-offs to average total loans held for investment for last 12 months(1)	0.19%	0.20%	0.22%	0.20%	0.25%
Total provision for credit losses to average total loans held for investment(1)	0.32%	0.18%	0.38%	0.38%	0.37%
Total allowance for credit losses to total loans held for investment	1.45%	1.43%	1.44%	1.46%	1.46%
(1)Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF NON-PERFORMING ASSETS AND PAST DUE LOANS
(dollars in thousands)
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2024	2024	2024	2024	2023
Non-accrual loans held for investment	$111,165	$88,960	$85,021	$92,849	$81,398
Non-accrual loans held for sale(1)	—	—	—	9,250	—
Other real estate owned	—	—	—	—	—
Total non-performing assets	$111,165	$88,960	$85,021	$102,099	$81,398

Non-accrual loans held for investment to total loans held for investment	0.50%	0.40%	0.39%	0.45%	0.40%
Total non-performing assets to total assets	0.36%	0.28%	0.28%	0.35%	0.29%
Allowance for credit losses on loans to non-accrual loans held for investment	2.4x	3.1x	3.1x	2.8x	3.1x
Total allowance for credit losses to non-accrual loans held for investment	2.9x	3.6x	3.7x	3.3x	3.6x

Loans held for investment past due 90 days and still accruing	$4,265	$5,281	$286	$3,674	$19,523
Loans held for investment past due 90 days to total loans held for investment	0.02%	0.02%	—%	0.02%	0.10%
Loans held for sale past due 90 days and still accruing	$—	$—	$64	$147	$—
(1)    First quarter 2024 includes one non-accrual loan previously reported in loans held for investment that was transferred at fair value to held for sale as of March 31, 2024.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	2024	2024	2024	2024	2023
Interest income
Interest and fees on loans	$340,388	$361,407	$345,251	$330,879	$325,210
Investment securities	44,102	38,389	33,584	32,144	28,454
Interest bearing deposits in other banks	53,081	52,737	43,233	54,355	63,408
Total interest income	437,571	452,533	422,068	417,378	417,072
Interest expense
Deposits	189,061	190,255	181,280	175,600	170,173
Short-term borrowings	10,678	13,784	12,749	12,783	18,069
Long-term debt	8,225	8,392	11,457	13,986	14,113
Total interest expense	207,964	212,431	205,486	202,369	202,355
Net interest income	229,607	240,102	216,582	215,009	214,717
Provision for credit losses	18,000	10,000	20,000	19,000	19,000
Net interest income after provision for credit losses	211,607	230,102	196,582	196,009	195,717
Non-interest income
Service charges on deposit accounts	6,989	6,307	5,911	6,339	5,397
Wealth management and trust fee income	4,009	4,040	3,699	3,567	3,302
Brokered loan fees	2,519	2,400	2,131	1,911	2,076
Investment banking and advisory fees	26,740	34,753	25,048	18,424	6,906
Trading income	5,487	5,786	5,650	4,712	3,819
Available-for-sale debt securities losses, net	—	(179,581)	—	—	—
Other	8,330	11,524	7,985	6,366	9,633
Total non-interest income	54,074	(114,771)	50,424	41,319	31,133
Non-interest expense
Salaries and benefits	97,873	121,138	118,840	128,727	107,970
Occupancy expense	11,926	12,937	10,666	9,737	9,483
Marketing	4,454	5,863	5,996	6,036	5,686
Legal and professional	15,180	11,135	11,273	16,195	17,127
Communications and technology	24,007	25,951	22,013	21,114	23,607
Federal Deposit Insurance Corporation insurance assessment	4,454	4,906	5,570	8,421	25,143
Other	14,265	13,394	14,051	12,163	12,369
Total non-interest expense	172,159	195,324	188,409	202,393	201,385
Income/(loss) before income taxes	93,522	(79,993)	58,597	34,935	25,465
Income tax expense/(benefit)	22,499	(18,674)	16,935	8,793	5,315
Net income/(loss)	71,023	(61,319)	41,662	26,142	20,150
Preferred stock dividends	4,312	4,313	4,312	4,313	4,312
Net income/(loss) available to common shareholders	$66,711	$(65,632)	$37,350	$21,829	$15,838

TEXAS CAPITAL BANCSHARES, INC.
TAXABLE EQUIVALENT NET INTEREST INCOME ANALYSIS (UNAUDITED)(1)
(dollars in thousands)
	4th Quarter 2024			3rd Quarter 2024			2nd Quarter 2024			1st Quarter 2024			4th Quarter 2023
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Investment securities(2)	$4,504,101	$44,102	3.79%	$4,314,834	$38,389	3.34%	$4,427,023	$33,584	2.80%	$4,299,368	$32,144	2.77%	$4,078,975	$28,454	2.48%
Interest bearing cash and cash equivalents	4,472,772	53,081	4.72%	3,958,843	52,737	5.30%	3,273,069	43,233	5.31%	4,051,627	54,355	5.40%	4,637,374	63,408	5.42%
Loans held for sale	—	—	—%	23,793	565	9.44%	28,768	683	9.55%	51,164	1,184	9.31%	29,071	672	9.17%
Loans held for investment, mortgage finance(4)	5,409,980	50,685	3.73%	5,152,317	54,371	4.20%	4,357,288	42,722	3.94%	3,517,707	31,455	3.60%	3,946,280	33,709	3.39%
Loans held for investment(3)(4)	16,919,925	289,916	6.82%	16,792,446	306,541	7.26%	16,750,788	301,910	7.25%	16,522,089	298,306	7.26%	16,164,233	290,897	7.14%
Less: Allowance for credit losses on loans	272,975	—	—	266,915	—	—	263,145	—	—	249,936	—	—	244,287	—	—
Loans held for investment, net	22,056,930	340,601	6.14%	21,677,848	360,912	6.62%	20,844,931	344,632	6.65%	19,789,860	329,761	6.70%	19,866,226	324,606	6.48%
Total earning assets	31,033,803	437,784	5.59%	29,975,318	452,603	5.96%	28,573,791	422,132	5.86%	28,192,019	417,444	5.88%	28,611,646	417,140	5.69%
Cash and other assets	1,178,284			1,239,855			1,177,061			1,058,463			1,120,354
Total assets	$32,212,087			$31,215,173			$29,750,852			$29,250,482			$29,732,000

Liabilities and Stockholders’ Equity
Transaction deposits	$2,141,739	$15,403	2.86%	$1,988,688	$15,972	3.20%	$2,061,622	$16,982	3.31%	$2,006,493	$16,858	3.38%	$1,972,324	$15,613	3.14%
Savings deposits	12,932,458	144,393	4.44%	12,240,616	147,770	4.80%	11,981,668	143,173	4.81%	11,409,677	136,790	4.82%	11,043,155	132,801	4.77%
Time deposits	2,331,009	29,265	4.99%	2,070,537	26,513	5.09%	1,658,899	21,125	5.12%	1,719,325	21,952	5.14%	1,716,812	21,759	5.03%
Total interest bearing deposits	17,405,206	189,061	4.32%	16,299,841	190,255	4.64%	15,702,189	181,280	4.64%	15,135,495	175,600	4.67%	14,732,291	170,173	4.58%
Short-term borrowings	883,326	10,678	4.81%	1,012,608	13,784	5.42%	927,253	12,749	5.53%	912,088	12,783	5.64%	1,257,609	18,069	5.70%
Long-term debt	660,270	8,225	4.96%	660,098	8,392	5.06%	778,401	11,457	5.92%	859,509	13,986	6.54%	858,858	14,113	6.52%
Total interest bearing liabilities	18,948,802	207,964	4.37%	17,972,547	212,431	4.70%	17,407,843	205,486	4.75%	16,907,092	202,369	4.81%	16,848,758	202,355	4.76%
Non-interest bearing deposits	9,319,711			9,439,020			8,647,594			8,637,775			9,247,491
Other liabilities	522,641			558,368			537,754			509,286			541,162
Stockholders’ equity	3,420,933			3,245,238			3,157,661			3,196,329			3,094,589
Total liabilities and stockholders’ equity	$32,212,087			$31,215,173			$29,750,852			$29,250,482			$29,732,000
Net interest income		$229,820			$240,172			$216,646			$215,075			$214,785
Net interest margin			2.93%			3.16%			3.01%			3.03%			2.93%
(1)    Taxable equivalent rates used where applicable.
(2)    Yields on investment securities are calculated using available-for-sale securities at amortized cost.
(3)    Average balances include non-accrual loans.
(4)    In the first quarter of 2024, enhancements were made to our methodology for applying relationship pricing credits to mortgage client loans. To conform to the current period presentation, certain prior period interest income amounts have been reclassified from loans held for investment, mortgage finance to loans held for investment and related yields have been adjusted accordingly.

GAAP TO NON-GAAP RECONCILIATIONS
The following items are non-GAAP financial measures: adjusted net income, adjusted net income available to common stockholders, adjusted pre-provision net revenue (“PPNR”), adjusted diluted earnings/(loss) per common share, adjusted return on average assets, adjusted return on average common equity, adjusted efficiency ratio, adjusted non-interest income to average earning assets and adjusted non-interest expense to average earning assets. These are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The table below provides a reconciliation of these non-GAAP financial measures to the most comparable GAAP measures.
These non-GAAP financial measures are adjusted for certain items, listed below, that management believes are non-operating in nature and not representative of its actual operating performance. Management believes that these non-GAAP financial measures provide meaningful additional information about Texas Capital Bancshares, Inc. to assist management and investors in evaluating operating results, financial strength, business performance and capital position. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. As such, these non-GAAP financial measures should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP.

Reconciliation of Non-GAAP Financial Measures
(dollars in thousands except per share data)	4th Quarter 2024	3rd Quarter 2024	2nd Quarter 2024	1st Quarter 2024	4th Quarter 2023	Full Year 2024	Full Year 2023
Net interest income	$229,607	$240,102	$216,582	$215,009	$214,717	$901,300	$914,123

Non-interest income	54,074	(114,771)	50,424	41,319	31,133	31,046	161,419
Available-for-sale debt securities losses, net	—	179,581	—	—	—	179,581	—
Non-interest income, adjusted	54,074	64,810	50,424	41,319	31,133	210,627	161,419

Non-interest expense	172,159	195,324	188,409	202,393	201,385	758,285	756,947
FDIC special assessment	—	651	(462)	(3,000)	(19,886)	(2,811)	(19,886)
Restructuring expenses	—	(5,923)	—	(2,018)	—	(7,941)	—
Legal Settlement	—	—	—	(5,000)	—	(5,000)	—
Non-interest expense, adjusted	172,159	190,052	187,947	192,375	181,499	742,533	737,061

Provision for credit losses	18,000	10,000	20,000	19,000	19,000	67,000	72,000

Income tax expense/(benefit)	22,499	(18,674)	16,935	8,793	5,315	29,553	57,454
Tax effect of adjustments	—	44,880	104	2,262	4,633	47,246	4,633
Income tax expense/(benefit), adjusted	22,499	26,206	17,039	11,055	9,948	76,799	62,087

Net income/(loss)(1)	$71,023	$(61,319)	$41,662	$26,142	$20,150	$77,508	$189,141
Net income/(loss), adjusted(1)	$71,023	$78,654	$42,020	$33,898	$35,403	$225,595	$204,394

Preferred stock dividends	4,312	4,313	4,312	4,313	4,312	17,250	17,250

Net income/(loss) to common stockholders(2)	$66,711	$(65,632)	$37,350	$21,829	$15,838	$60,258	$171,891
Net income/(loss) to common stockholders, adjusted(2)	$66,711	$74,341	$37,708	$29,585	$31,091	$208,345	$187,144

PPNR(3)	$111,522	$(69,993)	$78,597	$53,935	$44,465	$174,061	$318,595
PPNR(3), adjusted	$111,522	$114,860	$79,059	$63,953	$64,351	$369,394	$338,481

Weighted average common shares outstanding, diluted	46,770,961	46,608,742	46,872,498	47,711,192	48,097,517	46,989,204	48,610,206
Diluted earnings/(loss) per common share	$1.43	$(1.41)	$0.80	$0.46	$0.33	$1.28	$3.54
Diluted earnings/(loss) per common share, adjusted	$1.43	$1.59	$0.80	$0.62	$0.65	$4.43	$3.85

Average total assets	$32,212,087	$31,215,173	$29,750,852	$29,250,482	$29,732,000	$30,613,195	$29,537,344
Return on average assets	0.88%	(0.78)%	0.56%	0.36%	0.27%	0.25%	0.64%
Return on average assets, adjusted	0.88%	1.00%	0.57%	0.47%	0.47%	0.74%	0.69%

Average common equity	$3,120,933	$2,945,238	$2,857,661	$2,896,329	$2,794,589	$2,955,467	$2,794,964
Return on average common equity	8.50%	(8.87)%	5.26%	3.03%	2.25%	2.04%	6.15%
Return on average common equity, adjusted	8.50%	10.04%	5.31%	4.11%	4.41%	7.05%	6.70%

Efficiency ratio(4)	60.7%	155.8%	70.6%	79.0%	81.9%	81.3%	70.4%
Efficiency ratio, adjusted(4)	60.7%	62.3%	70.4%	75.1%	73.8%	66.8%	68.5%

Average earning assets	$31,033,803	$29,975,318	$28,573,791	$28,192,019	$28,611,646	$29,449,530	$28,457,737
Non-interest income to average earning assets	0.69%	(1.52)%	0.71%	0.59%	0.43%	0.11%	0.57%
Non-interest income to average earning assets, adjusted	0.69%	0.86%	0.71%	0.59%	0.43%	0.72%	0.57%
Non-interest expense to average earning assets	2.21%	2.59%	2.65%	2.89%	2.79%	2.57%	2.66%
Non-interest expense to average earning assets, adjusted	2.21%	2.52%	2.65%	2.74%	2.52%	2.52%	2.59%
(1)     Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense/(benefit). On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense/(benefit), adjusted.
(2)    Net income/(loss), less preferred stock dividends. On an adjusted basis, net income/(loss), adjusted, less preferred stock dividends.
(3)    Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted.
(4)    Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and non-interest income, adjusted.